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                                                                 Exhibit 10-E(1)

                                 FIRST AMENDMENT
                                       TO
                              THE DANA CORPORATION
                         1982 AMENDED STOCK OPTION PLAN
                         ------------------------------

                  Pursuant to resolutions of the Board of Directors adopted on October 21, 1996, the Dana Corporation 1982 Amended Stock Option Plan (the "1982 Plan") is hereby amended, effective as of October 20, 1996, as set forth below.

                                      FIRST

                  Section 2 of the 1982 Plan is hereby amended by deleting the definition of "Committee" contained therein and replacing it with the following:

                  "Committee" shall mean a committee of the Board consisting of at least three (3) members of the Board who shall be (i) "nonemployee directors" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.

                                     SECOND

                  Section 8(c) of the 1982 Plan is hereby amended by inserting a period (.) after the word "specify" in the last sentence thereof and deleting the remainder of the sentence.

                  IN WITNESS WHEREOF, the undersigned has hereby executed this First Amendment on behalf of the Corporation this 21st day of October 1996.

                                                DANA CORPORATION

                                                /s/       Martin J. Strobel
                                                --------------------------------

ATTEST:

  /s/        Mark A. Smith, Jr.
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